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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                        _________________________________

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 5, 2005



                                 Dillard's, Inc.
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



                 1-6140                                     71-0388071
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        (Commission File Number)                         (I.R.S. Employer
                                                         Identification No.)

          1600 Cantrell Road
        Little Rock, Arkansas                                 72201
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(Address of Principal Executive Offices)                    (Zip Code)


                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.01    Regulation FD Disclosure
             ------------------------

     On May 5, 2005, the registrant issued a press release announcing sales for the four weeks ended April 30, 2005. A copy of the press release is furnished as
Exhibit 99.


Item 9.01    Financial Statements and Exhibits
             ---------------------------------

     99      Press Release dated May 5, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DILLARD'S, INC.



DATED: May 5, 2005                           By: /s/ James I. Freeman
                                                 --------------------
                                             Name:   James I. Freeman
                                             Title:  Senior Vice President &
                                                     Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                Description
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    99           Press Release dated May 5, 2005.